(MKS LOGO)

EXHIBIT 99.1

MKS Instruments Reports Q3 2015 Financial Results

Andover, Mass., October 21, 2015 — MKS Instruments, Inc. (NASDAQ: MKSI), a global provider of technologies that enable advanced processes and improve productivity; today reports third quarter 2015 financial results.

	GAAP Results	Non-GAAP Results
Net revenues ($ millions)	$209	$209
Gross margin	45.0%	45.0%
Operating margin	19.8%	20.8%
Net income ($ millions)	$29.8	$31.5
Diluted EPS	$0.56	$0.59

Third Quarter Financial Results

Sales were $209 million, a decrease of 4% from $218 million in the second quarter of 2015, and an increase of 12% from $187 million in the third quarter of 2014.

Third quarter net income was $29.8 million, or $0.56 per diluted share, compared to net income of $33.2 million, or $0.62 per diluted share in the second quarter of 2015, and $29.1 million, or $0.55 per diluted share in the third quarter of 2014.

Non-GAAP net earnings, which exclude special charges and credits, were $31.5 million, or $0.59 per diluted share, compared to $33.1 million, or $0.62 per diluted share in the second quarter of 2015, and $22.8 million, or $0.43 per diluted share in the third quarter of 2014.

In the third quarter, the board of directors authorized a quarterly cash dividend of $0.17 per share, and paid a dividend of $9.1 million on September 11th. In addition, during the quarter, the Company repurchased 129 thousand shares for $4.5 million for an average price of $35.21 per share.

Gerald Colella, Chief Executive Officer and President, said, “The third quarter came in largely as expected, with a modest decline in our semiconductor business off of a record second quarter, continued revenue growth in our other advanced markets, and operating performance aligned with the improved financial model targets announced in June. I am pleased to report that semiconductor revenue was up 11% for the first three quarters of 2015, however, recent capex reductions by some of the largest spenders in the semiconductor industry are affecting the near-term environment for our semiconductor business, as semiconductor OEMs adjust their inventory levels ahead of a downtick in industry spending. These swings in our semiconductor business are not new to us, and we anticipate that we will continue to deliver financial performance in line with our improved operating model targets.

“Based on these factors, and looking at current business levels, we anticipate that sales in the fourth quarter may range from $150 million to $170 million, and at these volumes, our non-GAAP net earnings could range from $0.21 to $0.33 per share and our GAAP net income could range from $0.18 to $0.30 per share.”

Conference Call Details

A conference call with management will be held on Thursday, October 22, 2015 at 8:30 a.m. (EDT). To participate in the conference call, please dial (877) 212-6076 for domestic callers and (707) 287-9331 for international callers, and an operator will connect you. Participants will need to provide the operator with the Conference ID of 39578407, which has been reserved for this call. A live and archived webcast of the call will be available on the company’s website at www.mksinst.com.

Use of Non-GAAP Financial Results

Non-GAAP amounts exclude amortization of acquired intangible assets, costs associated with completed acquisitions, income related to the sale of excess and obsolete inventory previously written down to net realizable value, an inventory step-up adjustment related to an acquisition, restructuring charges, discrete tax benefits and charges, and the related tax effect of these adjustments. These non-GAAP measures are not in accordance with Accounting Principles Generally Accepted in the United States of America (GAAP). MKS’ management believes the presentation of these non-GAAP financial measures is useful to investors for comparing prior periods and analyzing ongoing business trends and operating results.

About MKS Instruments

MKS Instruments, Inc. is a global provider of instruments, subsystems and process control solutions that measure, control, power, monitor and analyze critical parameters of advanced manufacturing processes to improve process performance and productivity. Our products are derived from our core competencies in pressure measurement and control, materials delivery, gas composition analysis, control and information technology, power and reactive gas generation, and vacuum technology. Our primary served markets are manufacturers of capital equipment for semiconductor devices, and for other thin film applications including flat panel displays, solar cells, light emitting diodes, data storage media, and other advanced coatings. We also leverage our technology in other markets with advanced manufacturing applications including medical equipment, pharmaceutical manufacturing, energy generation and environmental monitoring.

Forward-Looking Statements

This release contains projections or other forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27 of the Securities Act, and Section 21E of the Securities Exchange Act regarding MKS’ future growth and the future financial performance of MKS. These projections or statements are only predictions. Actual events or results may differ materially from those in the projections or other forward-looking statements set forth herein. Among the important factors that could cause actual events to differ materially from those in the projections or other forward-looking statements are the fluctuations in capital spending in the semiconductor industry, and other advanced manufacturing markets, fluctuations in net sales to MKS’ major customers, potential fluctuations in quarterly results, the challenges, risks and costs involved with integrating the operations of MKS and any acquired companies, dependence on new product development, rapid technological and market change, acquisition strategy, manufacturing and sourcing risks, volatility of stock price, international operations, financial risk management, and future growth subject to risks. Readers are referred to MKS’ filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q for a discussion of these and other important risk factors concerning MKS and its operations. MKS is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

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Company Contact: Seth H. Bagshaw
Vice President, Chief Financial Officer and Treasurer
Telephone: 978.645.5578

Investor Relations Contact: Claire McAdams
Headgate Partners LLC
Telephone: 530.265.9899
Email: claire@headgatepartners.com

MKS Instruments, Inc.
Unaudited Consolidated Statements of Operations
(In thousands, except per share data)

	Three Months Ended
	September 30, 2015	September 30, 2014	June 30, 2015
Net revenues:
Products	$179,441	$158,520	$188,281
Services	29,891	28,278	29,685

Total net revenues	209,332	186,798	217,966
Cost of revenues:
Products	95,710	89,181	99,849
Services	19,393	18,292	19,319

Total cost of revenues	115,103	107,473	119,168
Gross profit	94,229	79,325	98,798
Research and development	17,217	15,827	17,567
Selling, general and administrative	33,396	32,365	33,269
Restructuring	562	1,223	219
Amortization of intangible assets	1,691	1,760	1,709

Income from operations	41,363	28,150	46,034
Interest income, net	721	394	790

Income from operations before income taxes	42,084	28,544	46,824
Provision (benefit) for income taxes	12,315	(573)	13,604

Net income	$29,769	$29,117	$33,220

Net income per share:
Basic	$0.56	$0.55	$0.62
Diluted	$0.56	$0.55	$0.62
Cash dividends per common share	$0.170	$0.165	$0.170
Weighted average shares outstanding:
Basic	53,314	53,054	53,384
Diluted	53,568	53,310	53,589
The following supplemental Non-GAAP earnings information is presented to aid in understanding MKS’ operating results:
Net income	$29,769	$29,117	$33,220
Adjustments (net of tax, if applicable):
Release of tax reserves (Note 1)	—	(6,109)	—
Tax benefit (Note 2)	—	(3,343)	—
Sale of previously written down inventory (Note 3)	—	—	(2,098)
Acquisition inventory step-up (Note 4)	—	1,634	—
Restructuring (Note 5)	562	1,223	219
Amortization of intangible assets	1,691	1,760	1,709
Pro forma tax adjustments	(543)	(1,500)	74

Non-GAAP net earnings (Note 6)	$31,479	$22,782	$33,124

Non-GAAP net earnings per share (Note 6)	$0.59	$0.43	$0.62

Weighted average shares outstanding	53,568	53,310	53,589
Income from operations	$41,363	$28,150	$46,034
Adjustments:
Sale of previously written down inventory (Note 3)	—	—	(2,098)
Acquisition inventory step-up (Note 4)	—	1,634	—
Restructuring (Note 5)	562	1,223	219
Amortization of intangible assets	1,691	1,760	1,709

Non-GAAP income from operations (Note 7)	$43,616	$32,767	$45,864

Non-GAAP operating margin percentage (Note 7)	20.8%	17.5%	21.0%

Gross profit	$94,229	$79,325	$98,798
Sale of previously written down inventory (Note 3)	—	—	(2,098)
Acquisition inventory step-up (Note 4)	—	1,634	—

Non-GAAP gross profit (Note 8)	$94,229	$80,959	$96,700

Non-GAAP gross profit percentage (Note 8)	45.0%	43.3%	44.4%

Note 1: For the three months ended September 30, 2014, we recorded $6.1 million in credits for reserve releases related to the settlement of audits and expiration of the statute of limitations.

Note 2: For the three months ended September 30, 2014, we recorded a tax benefit of $3.3 million related to a one time foreign dividend to the U.S.

Note 3: Cost of sales for the three months ended June 30, 2015 includes income related to the sale of excess and obsolete inventory previously written down to net realizable value.

Note 4: Inventory step-up adjustment related to the Granville-Phillips acquisition which closed during the second quarter of 2014.

Note 5: The three months ended September 30, 2015 and June 30, 2015, includes restructuring charges related to the outsourcing of an international manufacturing operation and the consolidation of certain other foreign manufacturing locations. The three months ended September 30, 2014 includes restructuring charges primarily for severance costs related to a reduction in work force at one of our foreign subsidiaries.

Note 6: The Non-GAAP net earnings and Non-GAAP net earnings per share amounts exclude discrete tax benefits, income related to the sale of excess and obsolete inventory previously written down to net realizable value, an inventory step-up adjustment related to an acquisition, restructuring costs, amortization of intangible assets and the related tax effect of these adjustments to reflect the expected full year effective tax rate in the related quarter.

Note 7: The Non-GAAP income from operations and Non-GAAP operating margin percentages exclude income related to the sale of excess and obsolete inventory previously written down to net realizable value, an inventory step-up adjustment related to an acquisition, restructuring costs and amortization of intangible assets.

Note 8: The Non-GAAP gross profit amounts and Non-GAAP gross profit percentages exclude income related to the sale of excess and obsolete inventory previously written down to net realizable value and an inventory step-up adjustment related to an acquisition.

MKS Instruments, Inc.
Unaudited Consolidated Statements of Operations
(In thousands, except per share data)

	Nine Months Ended
	September 30,
	2015	2014
Net revenues:
Products	$553,818	$497,172
Services	87,319	80,676

Total net revenues	641,137	577,848
Cost of revenues:
Products	294,211	276,905
Services	56,853	52,611

Total cost of revenues	351,064	329,516
Gross profit	290,073	248,332
Research and development	51,464	46,866
Selling, general and administrative	97,532	99,195
Acquisition costs	30	499
Restructuring	1,569	1,970
Amortization of intangible assets	5,071	3,214

Income from operations	134,407	96,588
Interest income, net	2,015	860

Income from operations before income taxes	136,422	97,448
Provision for income taxes	39,647	15,862

Net income	$96,775	$81,586

Net income per share:
Basic	$1.82	$1.53
Diluted	$1.81	$1.52
Cash dividends per common share	$0.505	$0.49
Weighted average shares outstanding:
Basic	53,304	53,276
Diluted	53,562	53,541
The following supplemental Non-GAAP earnings information is presented to aid in understanding MKS’ operating results:
Net income	$96,775	$81,586
Adjustments (net of tax, if applicable):
Release of tax reserves (Note 1)	—	(11,188)
Tax benefit (Note 2)	—	(3,343)
Sale of previously written down inventory (Note 3)	(2,098)	—
Acquisition costs (Note 4)	30	499
Acquisition inventory step-up (Note 5)	—	2,179
Restructuring (Note 6)	1,569	1,970
Amortization of intangible assets	5,071	3,214
Pro forma tax adjustments	(1,241)	(2,569)

Non-GAAP net earnings (Note 7)	$100,106	$72,348

Non-GAAP net earnings per share (Note 7)	$1.87	$1.35

Weighted average shares outstanding	53,562	53,541
Income from operations	$134,407	$96,588
Adjustments:
Sale of previously written down inventory (Note 3)	(2,098)	—
Acquisition costs (Note 4)	30	499
Acquisition inventory step-up (Note 5)	—	2,179
Restructuring (Note 6)	1,569	1,970
Amortization of intangible assets	5,071	3,214

Non-GAAP income from operations (Note 8)	$138,979	$104,450

Non-GAAP operating margin percentage (Note 8)	21.7%	18.1%

Gross profit	$290,073	$248,332
Sale of previously written down inventory (Note 3)	(2,098)	—
Acquisition inventory step-up (Note 5)	—	2,179

Non-GAAP gross profit (Note 9)	$287,975	$250,511

Non-GAAP gross profit percentage (Note 9)	44.9%	43.4%

Note 1: For the nine months ended September 30, 2014, we recorded $11.2 million in credits for reserve releases related to the settlement of audits and expiration of the statute of limitations.

Note 2: For the nine months ended September 30, 2014, we recorded a tax benefit of $3.3 million related to a one time foreign dividend to the U.S.

Note 3: Cost of sales for the nine months ended September 30, 2015 includes income related to the sale of excess and obsolete inventory previously written down to net realizable value.

Note 4: The nine months ended September 30, 2015 includes acquisition costs related to the Precisive LLC acquisition which closed during the first quarter of 2015. The nine months ended September 30, 2014 includes acquisition costs comprised of legal fees and filing fees related to the Granville-Phillips acquisition which closed during the second quarter of 2014.

Note 5: Inventory step-up adjustment related to the Granville-Phillips acquisition which closed during the second quarter of 2014.

Note 6: The nine months ended September 30, 2015 includes restructuring charges related to the outsourcing of an international manufacturing operation and the consolidation of certain other foreign manufacturing locations. The nine months ended September 30, 2014 includes restructuring charges primarily for severance related costs related to a reduction in work force at one of our foreign subsidiaries.

Note 7: The Non-GAAP net earnings and Non-GAAP net earnings per share amounts exclude discrete tax benefits, income related to the sale of excess and obsolete inventory previously written down to net realizable value, an inventory step-up adjustment related to an acquisition, restructuring costs, amortization of intangible assets and the related tax effect of these adjustments to reflect the expected full year effective tax rate in the related quarter.

Note 8: The Non-GAAP income from operations and Non-GAAP operating margin percentages exclude income related to the sale of excess and obsolete inventory previously written down to net realizable value, an inventory step-up adjustment related to an acquisition, restructuring costs and amortization of intangible assets.

Note 9: The Non-GAAP gross profit amounts and Non-GAAP gross profit percentages exclude income related to the sale of excess and obsolete inventory previously written down to net realizable value and an inventory step-up adjustment related to an acquisition.

MKS Instruments, Inc.
Reconciliation of GAAP Income Tax Rate to Non-GAAP Income Tax Rate
(In thousands)

	Three Months Ended September 30, 2015			Three Months Ended September 30, 2014
	Income Before	Provision	Effective		Provision
	Income Taxes	(benefit) for	Tax Rate	Income Before	(benefit) for	Effective
		Income Taxes		Income Taxes	Income Taxes	Tax Rate
GAAP	$42,084	$12,315	29.3%	$28,544	$(573)	-2.0%
Adjustments:
Release of tax reserves (Note 1)	—	—		—	6,109
Tax benefit (Note 2)	—	—		—	3,343
Restructuring (Note 3)	562	—		1,223	—
Acquisition inventory step-up (Note 4)	—	—		1,634	—
Amortization of intangible assets	1,691	—		1,760	—
Tax effect of pro forma adjustments	—	755		—	1,680
Adjustment to pro forma tax rate	—	(212)		—	(180)

Non-GAAP	$44,337	$12,858	29.0%	$33,161	$10,379	31.3%

	Three Months Ended June 30, 2015
		Provision	Effective
	Income Before	(benefit) for	Tax Rate
	Income Taxes	Income Taxes
GAAP	$46,824	$13,604	29.1%
Adjustments:
Restructuring (Note 3)	219	—
Amortization of intangible assets	1,709	—
Sales of previously written down inventory (Note 5)	(2,098)	—
Tax effect of pro forma adjustments	—	311
Adjustment to pro forma tax rate	—	(385)

Non-GAAP	$46,654	$13,530	29.0%

	Nine Months Ended September 30, 2015			Nine Months Ended September 30, 2014
		Provision			Provision	Effective
	Income Before	(benefit) for	Effective	Income Before	(benefit) for	Tax Rate
	Income Taxes	Income Taxes	Tax Rate	Income Taxes	Income Taxes
GAAP	$136,422	$39,647	29.1%	$97,448	$15,862	16.3%
Adjustments:
Release of tax reserves (Note 1)	—	—		—	11,188
Tax benefit (Note 2)	—	—		—	3,343
Restructuring (Note 3)	1,569	—		1,970	—
Acquisition inventory step-up	—	—		2,179	—
(Note 4)
Sales of previously written down	(2,098)	—		—	—
inventory (Note 5)
Acquisition costs (Note 6)	30	—		499	—
Amortization of intangible assets	5,071	—		3,214	—
Tax effect of pro forma adjustments	—	1,883		—	2,790
Adjustment to pro forma tax rate	—	(642)		—	(221)

Non-GAAP	$140,994	$40,888	29.0%	$105,310	$32,962	31.3%

Note 1: For the three and nine months ended September 30, 2014, we recorded $6.1 million and $11.2 million in credits, respectively, for reserve releases related to the settlement of audits and expiration of the statute of limitations.

Note 2: For the three and nine months ended September 30, 2014, we recorded a tax benefit of $3.3 million related to a one time foreign dividend to the U.S.

Note 3: The three and nine months ended September 30, 2015 includes restructuring charges related to the outsourcing of an international manufacturing operation and the consolidation of certain other foreign manufacturing locations. The nine months ended September 30, 2014 includes restructuring charges primarily for severance related costs related to a reduction in work force at one of our foreign subsidiaries.

Note 4: Inventory step-up adjustment related to the Granville-Phillips acquisition which closed during the second quarter of 2014.

Note 5: Cost of sales for the three months ended June 30, 2015 and nine months ended September 30, 2015 includes income related to the sale of excess and obsolete inventory previously written down to net realizable value.

Note 6: The nine months ended September 30, 2015 includes acquisition costs related to the Precisive LLC acquisition, which closed during the first quarter of 2015. The nine months ended September 30, 2014 includes acquisition costs comprised of legal fees and filing fees related to the Granville-Phillips acquisition which closed during the second quarter of 2014.

MKS Instruments, Inc.
Reconciliation of Q4-15 Guidance — GAAP Net Income to Non-GAAP Net Earnings
(In thousands, except per share data)

	The Months Ended December 31, 2015
	Low Guidance		High Guidance
	$ Amount	$ Per Share	$ Amount	$ Per Share
GAAP net income	$9,800	$0.18	$16,300	$0.30
Amortization	1,700	0.03	1,700	0.03
Restructuring	500	0.01	500	0.01
Tax effect of adjustments (Note 1)	(600)	(0.01)	(600)	(0.01)

Non-GAAP net earnings	$11,400	$0.21	$17,900	$0.33

Q4-15 forecasted shares		53,500		53,500

Note 1: The Non-GAAP adjustments are tax effected at the estimated Q4-15 tax rate of 29%.

MKS Instruments, Inc.
Unaudited Consolidated Balance Sheet
(In thousands)

	September 30, 2015	December 31, 2014
ASSETS
Cash and cash equivalents	$195,147	$305,437
Short-term investments	196,842	129,594
Trade accounts receivable, net	115,988	106,362
Inventories	168,079	155,169
Deferred income taxes	14,412	14,017
Other current assets	28,894	27,512

Total current assets	719,362	738,091
Property, plant and equipment, net	69,193	72,776
Long-term investments	240,908	157,201
Goodwill	199,562	192,381
Intangible assets, net	45,647	46,389
Other assets	18,673	17,206

Total assets	$1,293,345	$1,224,044

LIABILITIES AND STOCKHOLDERS’ EQUITY
Accounts payable	$26,326	$34,166
Accrued compensation	29,172	26,970
Income taxes payable	9,279	6,702
Other current liabilities	42,835	35,789

Total current liabilities	107,612	103,627
Other liabilities	39,061	38,595
Stockholders’ equity:
Common stock	113	113
Additional paid-in capital	741,423	734,732
Retained earnings	413,419	349,061
Other stockholders’ equity	(8,283)	(2,084)

Total stockholders’ equity	1,146,672	1,081,822

Total liabilities and stockholders’ equity	$1,293,345	$1,224,044